Final AO Amendment 5 Page 1 Health Net / Cognizant Confidential “***” = CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. AMENDMENT NO. 5 TO MASTER SERVICES AGREEMENT This Amendment No. 5 to Master Services Agreement (“Amendment 5”) is made as of this November 02, 2014, by and between Cognizant Technology Solutions U.S. Corporation (“Supplier”) and Health Net, Inc., a Delaware corporation (“Health Net”) with reference to the following facts: A. Supplier and Health Net entered into a Master Services Agreement dated September 30, 2008, as previously amended (collectively the “Agreement”) which, among other things, requires Supplier to perform Services for Health Net. B. Supplier and Health Net intend to enter into a separate agreement on or around the date of this Agreement under which Supplier will provide certain business process services for Health Net (“BPaaS Agreement”). C. In this Amendment 5, the parties desire to remove certain In-Scope Applications from the scope of this Agreement, transfer responsibility for them to Supplier under the BPaaS Agreement and modify certain other terms and conditions in the Agreement. NOW, THEREFORE, in consideration of the mutual promises, covenants, agreements and other undertakings set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows: General Terms and Conditions 1. Defined terms used in this Amendment 5 shall have the same meaning as in the Agreement unless otherwise specifically defined herein. “BPaaS Services Commencement Date” shall have the meaning given in the BPaaS Agreement. 2. The modifications set forth in this Amendment 5 shall be effective on the “BPaaS Services Commencement Date”. This Amendment 5 shall have no effect prior to such date, except for Section 10 which shall be effective March 1, 2015. 3. Section 4.2 of the Agreement is deleted in its entirety and replaced with the following: “4.2 Renewal Terms By giving notice to Supplier no less than three months prior to the then-existing expiration date of the Agreement, Health Net may extend the Term for a period designated by Health Net ***” 4. Section 24.2(b) of the Agreement is deleted in its entirety and replaced with the following: “Except as provided in Section 24.2(c), each Party’s total liability to the other, whether in contract or in tort () will be limited, in the aggregate, to the greater of (i) $*** and (ii) *** Service Level Credits do not count against and do not reduce the amounts available under the foregoing limitations. The limitations specified in this Section will survive and apply even if any

Final AO Amendment 5 Page 2 Health Net / Cognizant Confidential limited remedy specified in this Agreement is found to have failed of its essential purpose. For purposes of this Section, fees shall be deemed payable when accrued to the benefit of and legally collectable by Supplier.” Schedule A 5. Exhibit A-4 (In-Scope Applications) is deleted in its entirety and replaced with the new version attached to this Amendment 5. Schedule B 6. Section 4.4 of Schedule B is deleted in its entirety and replaced with the following: “. Service Level failures caused by Supplier’s acts or omissions under the BPaaS Agreement shall not be excused under this Agreement.” 7a. Notwithstanding anything to the contrary, for the period beginning on the BPaaS Services Commencement Date and continuing for *** years thereafter, the Amount at Risk shall be equal to the greater of (i) $*** and (ii) the amount determined under Section 6.2 of the Agreement. 7b. The Application Availability Service Levels in Exhibit B-1 (Service Levels ## 1-4) are deleted. The parties intend to measure availability of the In-Scope Applications under the Critical Service Availability Service Level provided in the IT SOW executed under the BPaaS Agreement. If the parties add a new In-Scope Application under this Agreement, they shall add it to the list of Critical Services under the IT SOW to the BPaaS Agreement. Schedule C 8. The following Exhibits to Schedule C are deleted in their entirety and replaced with the new versions attached to this Amendment 5: (a) Exhibit C-1: Production Support Charge (b) Exhibit C-2: Individual Application Production Support Charge (c) Exhibit C-6: T&M Rates (d) Exhibit C-7: Skillset Mix and Supporting Skillset Rates 9. There are two Production Support Charges in Exhibit C-1. One compensates Supplier for Production Support Services for the HNFS Applications (“HNFS Support Charge”); the other compensates Supplier for Production Support Services for all other In-Scope Applications (“Non-BPaaS Support Charge”). Notwithstanding the inclusion of these charges in Exhibit C-1, the Non-BPaaS Support Charge shall not apply during the *** year period that begins on the BPaaS Commencement Date. Supplier shall remain responsible for providing the Production Support Services for all In-Scope Applications during such *** year period (in exchange for compensation received under the BPaaS Agreement). 10. Schedule X-1 to the BPaaS Agreement contains a list of Application Development Projects that Health Net has authorized Supplier to perform under the Agreement as of the date of this Agreement (“In-Flight Projects”). Supplier shall complete the In-Flight Projects under the Agreement in accordance with the applicable Project requirements and Service Levels. Supplier shall not, however, charge Health Net for any payment milestones *** for the In-Flight Projects. Supplier shall be fully compensated for performing the In-Flight Projects *** under this Agreement through charges provided in

Final AO Amendment 5 Page 3 Health Net / Cognizant Confidential the BPaaS Agreement. For clarification, this Section 10 shall not apply to Projects for HNFS applications that are not In-Flight Projects. Schedule X-2 to the BPaaS Agreement contains a separate list of “Accelerated Projects”. These Accelerated Projects shall be performed under the BPaaS Agreement, regardless of whether they have been initiated under this Agreement. Health Net shall not be required to pay any amounts for the Accelerated Projects under the Agreement. 11. Section 4.4(a)(iii) (Minor Enhancements) of Schedule C (Charges) is deleted in its entirety and replaced with the following: “(iii) Beginning on the BPaaS Services Commencement Date, and continuing each Contract Year of the Term, the Baseline Minor Enhancement Hours shall equal *** hours per calendar quarter, unless adjusted pursuant to Section 4.4(b).” 12. Section 7.8 (Minimum Commitment) of Schedule C (Charges) is deleted in its entirety. 13. If the BPaaS Agreement is terminated during Phase 2 (as defined in the BPaaS Agreement), the parties will execute an amendment to this Agreement that (i) adds the In-Scope Applications that have been removed from the scope of this Agreement by this Amendment 5 back to the scope of this Agreement and (ii) reinstates the Production Support Charges applicable to such In-Scope Applications that have been removed by this Amendment 5. Miscellaneous Terms 14. Except as amended and modified by this Amendment 5, all of the terms and conditions of the Agreement shall remain in full force and effect. This Amendment 5 may not be modified except in writing signed by both parties hereto. This Amendment 5, the Agreement and exhibits and schedules thereto constitute the entire agreement of the parties with respect to the subject matter contained therein and supersede any and all prior or contemporaneous agreements between the parties, whether oral or written, concerning the subject matter contained herein.

Final AO Amendment 5 Health Net / Cognizant Confidential IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives executed this Amendment 5 to be effective as of the date set forth in the Preamble. COGNIZANT TECHNOLOGY SOLUTIONS U.S. CORPORATION HEALTH NET, INC. By /s/ Steven Schwartz By /s/ James E Woys Name Steven Schwartz Name James E. Woys Title Executive Vice President Chief Legal and Corporate Affairs Officer Title EVP, COO & CFO

Final

EXHIBIT A-4
IN-SCOPE APPLICATIONS

The table below identifies the In-Scope Applications. Application has the meaning set forth in Section 2.1(c) of the Terms and Conditions.

Application	Other Name	Scheduled Uptime (All PT)
ASPECT IVR - CA/OR		24x7
ASPECT IVR - NE/AZ		24x7
HNFS – AUTOCODER	HNFS - AutoCoder	24x6. Maintenance window: Sunday 12am PT - 7am PT
HNFS – CCS	HNFS - Medical Management System [Provider Finders, Automated Process Tracking and Inventory]	24x7. Planned maintenance only with official 24 hr notice to Government.
FARE		Mon - Fri: 06:00 - 22:00 Sat, Sun: 06:00 - 17:00
HNFS – FASTRIEVE	Fastrieve INFOrm	24x6. Maintenance window: Sunday 12am PT - 9am PT
HEALTHNETFEDERALSERVICES.NET	HNFS - HNFS.com/esHNFS.com [TPAPS, Provider Directory, PARB, Appeals and Grievances, OLARS, MTF/TSC Locator, HBA, IDP, DS Logon, VA Website, HRA]	24x7. Planned maintenance only with official 24 hour notice to Government.
HNFS - EDI	EDI HNFS	24x7. Planned maintenance only with official 24 hour notice to Government.
HNFS – LOTUS NOTES DATABASE	Lotus Notes Database HNFS	24x6 Maintenance window: Saturday 12am PT – 9pm PT
HYPERION		24x7
HNFS - JIVE	HNFS – JIVE [Unsupported Application] Running in JRE 1.6, KNOWLEDGE BASE - HNFS	24x7. Planned maintenance only with official 24 hour notice to Government.
LOTUS NOTES DATABASE		Sun - Fri: 24x6 Sat: 00:00 - 21:00
MG QUOTE	51/100	24x6. Maintenance window: 2ND Saturday 2100 – 0200

AO Amendment 5 Exhibit A-4 Page 1 Health Net / Cognizant Confidential

Final AO Amendment 5 Exhibit A-4 Page 2 Health Net / Cognizant Confidential Application Other Name Scheduled Uptime (All PT) PAOS Mon - Sat: 02:30 - 20:00 Sun Unavailable PEOPLESOFT DOWN TIMES: Mon - Sat - 20:30 - 21:30 (image copies) Sun: 12:00 - Mon: 00:01 Payroll Mon: 12:00 - 23:59 SALSA Mon - Fri: 24x7 (except 00:00 - 00:15) Sat: 00:15 - 21:00 Sun: 10:00 - 23:59 SAP 24x7 SBG Mon - Fri: 24x7 (except 00:00 - 00:15) Sat: 00:15 - 21:00 Sun: 10:00 - 23:59 UNITY COMMERCIAL 24x7 UNITY/ATLANTES MHN 24x7 ARMS Mon - Fri: 06:00 - 22:00 Sat, Sun: 06:00 - 17:00 CIVERPSYCH 24x7 ESSA Mon – Fri: 07:00 to 20:00 Sat: 00:00 to 22:00 Sun: 06:00 to 23:59 FORMULARY AND BENEFITS - HNPS Mon – Sat - 5:00AM to 19:00 PT FORMULARY VIEWER - HNPS Mon – Sat - 5:00AM to 20:00 PT HNFS-QUANTUM QUANTUM 24x7. Planned maintenance only with official 24 hour notice to Government. HR LINK/AUTHORIA 7 X 24 (except Sun00:01 – 05:00 PT) INPHARMATIVE-REBATEADMIN – HNPS Mon – Sat - 6:00AM to 20:00 PT HNFS - INTERQUAL HNFS – InterQual (Review Manager) 24x6. Maintenance window: Sunday 12am PT - 9am PT MFLC 24x7. Maintenance window: 2ND Saturday 2100 – 0200 MTM-RXCELLENT CARE - HNPS Mon – Sat - 5:00AM to 20:00 PT

Final

Application	Other Name	Scheduled Uptime (All PT)
PDE		24x6. Maintenance window: 2ND Saturday 2100 – 0200
RESOURCE IQ		24x7
HNFS - RRS (RETROSPECTIVE REVIEW SYSTEM)	TIBCO, Spotfire	24x6. Maintenance window: Sunday 12am PT - 7am PT
HNFS - WFA – STARS(WASTE, FRAUD AND ABUSE)	HNFS –STARS and STARSSentinel	24x6. Maintenance window: Sunday 12am PT - 7am PT
HNFS - ZAVANTA	HNFS - Zavanta	24x6. Maintenance window: Sunday 12am PT - 7am PT

The table below identifies the In-Scope Middleware Applications. A Middleware Application is Software that serves as an intermediary between systems software and an application.

Application Middleware	Other Name	Scheduled Uptime (All PT)
HNFS - FEDERAL SERVICE BUS	FSB	24x7. Planned maintenance only with official 24 hour notice to Government.
HNFS - MAPINFO		24x7. Planned maintenance only with official 24 hr notice to Government.

AO Amendment 5 Exhibit A-4 Page 3 Health Net / Cognizant Confidential

Final AO Amendment 5 Exhibit C-1 Page 1 Health Net / Cognizant Confidential EXHIBIT C-1 PRODUCTION SUPPORT CHARGE ***

Final AO Amendment 5 Exhibit C-2 Page 1 Health Net / Cognizant Confidential EXHIBIT C-2 INDIVIDUAL APPLICATION PRODUCTION SUPPORT CHARGE ***

Final AO Amendment 5 Exhibit C-6 Page 1 Health Net / Cognizant Confidential EXHIBIT C-6 T&M RATES ***

AO Amendment 405094905v1 EXHIBIT C-7 SKILLSET MIX AND SUPPORTING SKILLSET RATES *** [Represents 4 pages of material pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934 which has been filed separately with the Securities and Exchange Commission]